                                                                    EXHIBIT 99.1


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

          The following unaudited pro forma consolidated financial information of Rental Service Corporation (the "Company") presents the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997, and the unaudited pro forma consolidated balance sheet at September 30, 1997. The pro forma consolidated statements of operations for the year ended December 31, 1996 have been adjusted to give effect to the following acquisitions: i) the Company's acquisition of all of the outstanding shares of Comtect, Inc. and subsidiaries d/b/a Industrial Air Tool ("IAT") (the "IAT Acquisition"), ii) the Company's acquisition of substantially all of the assets of Brute Equipment Co. d/b/a Foxx Hy-Reach Company ("Foxx") (the "Foxx Acquisition"), iii) the Company's acquisition of all of the outstanding shares of Rent-It-Center, Inc. d/b/a Center Rentals & Sales ("Center") and substantially all of the assets of certain affiliated entities (the "Center Acquisition") and iv) the pro forma effect of Center's acquisition of Zuni Rental Enterprises, L.L.C. ("Zuni"), which was completed in October 1996. Such statements have been adjusted in each case as if such transactions had occurred on January 1, 1996.

          The pro forma consolidated statements of operations for the nine months ended September 30, 1997 have been adjusted to give effect to the IAT Acquisition, the Foxx Acquisition and the Center Acquisition, as if these transactions had occurred on January 1, 1997. The pro forma consolidated balance sheet gives effect to the Center Acquisition as if it had occurred on September 30, 1997.

          The IAT Acquisition was completed on April 25, 1997 and IAT's balance sheet was consolidated with the Company's under the purchase method of accounting as of that date. Pursuant to the acquisition agreement, the Company assumed effective control of IAT's operations on March 1, 1997 and has included IAT's revenues, costs and expenses from such date in its consolidated statements of operations, net of related imputed purchase price adjustments. The Company previously filed the audited combined financial statements of IAT and the unaudited pro forma consolidated financial information, including the IAT Acquisition, in a Current Report on Form 8-K/A dated June 4, 1997. The Foxx Acquisition was completed on June 5, 1997. The Company previously filed the audited combined financial statements of Foxx and the unaudited pro forma consolidated financial information, including the IAT Acquisition and the Foxx Acquisition, in Current Report on Form 8-K dated June 18, 1997. The Center Acquisition was completed on December 2, 1997 and Center's balance sheet was consolidated with the Company's under the purchase method of accounting as of that date. Pursuant to the acquisition agreements, the Company assumed effective control of Center's operations on November 1, 1997 and has included Center's revenues, costs and expenses from such date in its consolidated statements of operations, net of related imputed purchase price adjustments.

          The pro forma acquisition adjustments represent, in the opinion of the Company's management, all adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma consolidated financial information presented herein does not purport to present what the Company's financial position or results of operations would actually have been had such events leading to the pro forma acquisition adjustments in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

          The unaudited pro forma consolidated financial information should be read in conjunction with the Consolidated Financial Statements of the Company and the Notes thereto and management's discussion thereof contained in the Company's Registration Statement on Form S-1 (Registration No. 333-40707), as filed with the Securities and Exchange Commission on December 16, 1997.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               IAT           FOXX          CENTER        PRO FORMA
                                              HISTORICAL   ACQUISITION    ACQUISITION    ACQUISITION    ACQUISITION    PRO FORMA
                                               COMPANY         (1)            (1)            (1)         ADJUSTMENTS    COMBINED
                                              ----------   -----------    -----------    -----------    ------------   ---------
Revenues:
   Equipment rentals.......................   $ 94,218       $ 7,319         $ 11,842      $34,030       $      --     $147,409
   Sales of parts, supplies and
    equipment..............................     34,136        41,694            7,976       11,772              --       95,578
                                              --------       -------          -------      -------        --------     --------
Total revenues.............................    128,354        49,013           19,818       45,802              --      242,987
Cost of revenues:
   Cost of equipment rentals, excluding
     equipment rental depreciation.........     55,202         5,170            4,228       14,844              --       79,444
   Depreciation, equipment rentals.........     17,840           445            2,718        5,285             670 (2)   26,958
   Cost of sales of parts, supplies and
    equipment..............................     24,070        33,307            5,308       10,236              --       72,921
                                              --------       -------          -------      -------        --------     --------
Total cost of revenues.....................     97,112        38,922           12,254       30,365             670      179,323
                                              --------       -------          -------      -------        --------     --------
Gross profit...............................     31,242        10,091            7,564       15,437            (670)      63,664
Selling, general and administrative
 expense...................................     12,254         7,107            5,782        7,101          (5,975)(3)   26,269
Depreciation and amortization, excluding
 equipment rental depreciation.............      2,835           164              258          503              --        3,760
Amortization of intangibles................      2,379            --               --           30           3,531 (4)    5,940
                                              --------       -------          -------      -------        --------     --------
Operating income...........................     13,774         2,820            1,524        7,803           1,774       27,695
Non-operating (income) expense.............         --          (373)              --          325              48 (5)       --
Interest expense, net......................      7,063            67              235          618          14,203 (6)   22,186
                                              --------       -------          -------      -------        --------     --------
Income before income taxes and
 extraordinary item........................      6,711         3,126            1,289        6,860         (12,477)       5,509
Provision for income taxes.................      2,722           150               --        2,369          (3,004) (7)   2,237
                                              --------       -------          -------      -------        --------     --------
Income before extraordinary item...........      3,989         2,976            1,289        4,491          (9,473)       3,272
Redeemable preferred stock accretion.......      1,643            --               --           --              --        1,643
                                              --------       -------          -------      -------        --------     --------
Income before extraordinary item
 available to common stockholders..........   $  2,346       $ 2,976          $ 1,289      $ 4,491        $ (9,473)    $  1,629
                                              ========       =======          =======      =======        ========     ========
Income before extraordinary item per
 common and common equivalent share........   $    .33                                                                 $    .20
                                              ========                                                                 ========
Weighted average common and common
 equivalent shares.........................      7,218                                                                    8,174
                                                                                                                          (8)(9)

          See accompanying Notes to Unaudited Pro Forma Consolidated
                            Statement of Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(1) Represents the results of the IAT Acquisition, the Foxx Acquisition and the Center Acquisition prior to their acquisition by the Company. The results of operations for the IAT Acquisition represent the results for IAT's fiscal year ended March 31, 1997. The results of operations for the Center Acquisition represent the results for Center's fiscal year ended October 31, 1996, including the pro forma effect of Center's acquisition of Zuni.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition, the Foxx Acquisition and the Center Acquisition of $8,448,000 and the Company's estimate of $9,118,000 for rental depreciation assuming the rental fleet acquired was adjusted to fair market value at the beginning of the period presented. As a result, pro forma rental depreciation increased by $670,000.

(3) Represents the elimination of salaries and other payments to officers and/or stockholders of Foxx and Center, as such officers and/or stockholders will either be employed at lower contractual rates or will not be employed by the Company. Also, represents the elimination of $2,320,000 of nonrecurring litigation judgement expense associated with the Foxx Acquisition.

(4) Represents the Company's estimate of the amortization of goodwill and covenants not to compete for the IAT Acquisition, the Foxx Acquisition and the Center Acquisition, as if these acquisitions were consummated at the beginning of the period presented.

(5) Represents the elimination of income earned on, or expenses associated with, assets or liabilities not acquired or assumed in the IAT Acquisition and the Center Acquisition.

(6) Represents the elimination of historical interest expense of $920,000 and the addition of $15,123,000 of interest expense on borrowings to fund the above acquisitions, as if the transactions were consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $14,203,000.

(7) Represents the adjustment to provide income taxes at the Company's 1996 effective tax rate of 40.6%.

(8) The acquisition agreements for the IAT Acquisition and the Foxx Acquisition provide for the potential issuance of up to 108,108 and 89,630 shares of the Company's Common Stock, respectively, over three-year periods following the acquisitions if certain performance objectives are met. The effects of the potential issuance of these shares were not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(9) Weighted average common and common equivalent shares includes 955,754 shares of the Company's Common Stock for the IAT Acquisition, the Foxx Acquisition and the Center Acquisition.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               IAT           FOXX          CENTER        PRO FORMA
                                              HISTORICAL   ACQUISITION    ACQUISITION    ACQUISITION    ACQUISITION    PRO FORMA
                                               COMPANY         (1)            (1)            (1)         ADJUSTMENTS    COMBINED
                                              ----------   -----------    -----------    -----------    -----------    ---------
Revenues:
    Equipment rentals......................  $ 111,549        $1,029         $4,760        $25,593    $        --       $142,931
    Sales of parts, supplies and
     equipment.............................     60,783         6,960          3,735         10,910             --         82,388
                                              --------        ------         ------        -------        -------       --------
Total revenues.............................    172,332         7,989          8,495         36,503             --        225,319
Cost of revenues:
    Cost of equipment rentals, excluding
     equipment rental depreciation.........     57,506           828          1,678         11,903             --         71,915
    Depreciation, equipment rentals........     24,493            81          1,303          4,771           (348) (2)    30,300
    Cost of sales of parts, supplies
     and equipment.........................     45,644         5,595          2,470          9,805             --         63,514
                                              --------        ------         ------        -------        -------       --------
Total cost of revenues.....................    127,643         6,504          5,451         26,479           (348)       165,729
                                              --------        ------         ------        -------        -------       --------
Gross profit...............................     44,689         1,485          3,044         10,024            348         59,590
Selling, general and administrative
 expense...................................     13,444         1,194            695          5,592         (1,373) (3)    19,552
Depreciation and amortization,
 excluding equipment rental depreciation...      3,789            30             87            656             --          4,562
Amortization of intangibles................      2,463            --             --             92          1,989  (4)     4,544
                                              --------        ------         ------        -------        -------       --------
Operating income...........................     24,993           261          2,262          3,684           (268)        30,932
Non-operating (income) expense.............         --           (59)            --              7             52  (5)        --
Interest expense, net......................      8,863            13            107          1,157          6,729  (6)    16,869
                                              --------        ------         ------        -------        -------       --------
Income before income taxes and
 extraordinary item........................     16,130           307          2,155          2,520         (7,049)        14,063
Provision for income taxes.................      7,172            37             --            868         (1,819) (7)     6,258
                                              --------        ------         ------        -------        -------       --------
Income before extraordinary item...........   $  8,958        $  270         $2,155        $ 1,652        $(5,230)      $  7,805
                                              ========        ======         ======        =======        =======       ========
Income before extraordinary item per
 common and common equivalent share........   $    .68                                                                      $.57
                                              ========                                                                  ========
Weighted average common and common
 equivalent Shares.........................     13,150                                                                    13,795
                                                                                                                          (8)(9)

                See accompanying Notes to Unaudited Pro Forma
                     Consolidated Statement of Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

(1) Represents the results of the IAT Acquisition, the Foxx Acquisition and the Center Acquisition prior to their acquisition by the Company. Results of the IAT Acquisition and the Foxx Acquisition subsequent to their respective acquisition dates are included in the Historical Company's results for the nine months ended September 30, 1997. The results of operations for the Center Acquisition represent the results for Center's fiscal nine months ended July 31, 1997.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition, the Foxx Acquisition and the Center Acquisition of $6,155,000 and the Company's estimate of $5,807,000 for rental depreciation assuming the rental fleet acquired was adjusted to fair market value at the beginning of the period presented. As a result, pro forma rental depreciation decreased by $348,000.

(3) Represents the elimination of salaries and other payments to officers and/or stockholders of Center, as such officers and/or stockholders will either be employed at lower contractual rates or will not be employed by the Company.

(4) Represents the Company's estimate of the amortization of goodwill and covenants not to compete for the IAT Acquisition, the Foxx Acquisition and the Center Acquisition, as if these acquisitions were consummated at the beginning of the period presented.

(5) Represents the elimination of income earned on, or expenses associated with, assets or liabilities not acquired or assumed in the IAT Acquisition and the Center Acquisition.

(6) Represents the elimination of historical interest expense of $1,277,000 and the addition of $8,006,000 of interest expense on borrowings to fund the above acquisitions, as if the transactions were consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $6,729,000.

(7) Represents the adjustment to provide income taxes at the Company's 1997 effective tax rate of 44.5%.

(8) The acquisition agreements for the IAT Acquisition and the Foxx Acquisition provide for the potential issuance of up to 108,108 and 89,630 shares of the Company's Common Stock, respectively, over three-year periods following the acquisitions if certain performance objectives are met. The effects of the potential issuance of these shares were not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(9) Weighted average common and common equivalent shares includes 955,754 shares of the Company's Common Stock for the IAT Acquisition, the Foxx Acquisition and the Center Acquisition.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                  SEPTEMBER 30, 1997
                                             -------------------------------------------------------
                                                                            PRO FORMA
                                             HISTORICAL       CENTER       ACQUISITION     PRO FORMA
                                              COMPANY     ACQUISITION(1)   ADJUSTMENTS     COMBINED
                                             ----------   --------------   ------------    ---------
ASSETS
  Cash and cash equivalents................  $   4,887      $   347      $     --           $  5,234
  Accounts receivable, net.................     43,694        4,971            --             48,665
  Other receivables and prepaid expense....      3,941          511            --              4,452
  Income tax receivable....................      1,117           --            --              1,117
  Parts and supplies inventories, net......     20,701        2,977            --             23,678
  Deferred taxes...........................      8,787           99            --              8,886
  Rental equipment, net....................    229,894       35,301            --            265,195
  Operating property and equipment,
     at cost, net..........................     30,640        4,848            --             35,488
  Intangible assets........................    115,279        1,474        89,423 (2)        206,176
  Other assets.............................      3,637          220          (220)(3)          3,637
                                             ---------      -------      --------           --------
                                             $ 462,577      $50,748      $ 89,203           $602,528
                                             =========      =======      ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts payable.........................  $  16,168      $ 2,811      $     --          $  18,979
  Payroll and other accrued expenses.......     29,461        3,051            --             32,512
  Accrued interest payable.................      1,473           --            --              1,473
  Income taxes payable.....................      6,478           --            --              6,478
  Deferred taxes...........................     12,573        3,931            --             16,504
  Bank debt and long term obligations......    224,504       18,068       100,881 (4)        343,453
  Obligations under capital leases.........         31           --            --                 31
                                             ---------      -------      --------          ---------
  Total liabilities........................    290,688       27,861       100,881            419,430

  Stockholders' equity:
     Preferred stock.......................         --           --            --                 --
     Common stock..........................        149           12            (8)(5)            153
     Common stock issuable (6).............      2,881           --         1,500 (6)          4,381
     Additional paid-in capital............    159,394           --         9,705 (5)        169,099
     Retained earnings.....................      9,465       22,875       (22,875)(5)          9,465
                                              --------      -------      --------          ---------
  Total stockholders' equity................   171,889       22,887       (11,678)           183,098
                                              --------      -------      --------          ---------
                                              $462,577      $50,748      $ 89,203          $ 602,528
                                              ========      =======      ========          =========

    See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

(1) The purchase method of accounting has been used in preparing the Unaudited Pro Forma Consolidated Financial Statements of the Company with respect to the Center Acquisition. Purchase accounting values have been assigned to the Center Acquisition on a preliminary basis and are subject to adjustment when the final information as to the fair values of the net assets acquired is available.

(2) Represents the estimated fair market value of goodwill represented by the excess purchase price over the estimated fair market value of the net assets acquired in the Center Acquisition.

(3)  Represents assets not acquired in the Center Acquisition.

(4) Represents borrowings under the Company's Revolver to fund the Center Acquisition.

(5) Represents the elimination of the equity accounts of Center and the effects of the issuance of 417,771 shares of the Company's Common Stock for the Center Acquisition.

(6) The Common Stock issuable represents the 64,544 shares of the Company's Common Stock for the Center Acquisition which will be issued over seven years (subject to earlier issuance within three years if certain performance objectives are achieved).